UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2008

ENERGROUP HOLDINGS CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	0-32873	87-0420774
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9, Xin Yi Street, Ganjingzi District
Dalian City, Liaoning Province, PRC 116039

 (Address of Principal Executive Offices)

+86 411 867 166 96

 (Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 21, 2008, the board of directors of Energroup Holdings Corporation (the “Registrant”) appointed Mr. James Boyle as a director on the board of directors of the Registrant, effective February 21, 2008. Mr. Boyle is one of seven directors presently serving on the board of directors.

James Boyle, age 47, is Principal and Managing Partner of Expat-CFO Services Ltd. in Shanghai, and has held this position since 2001. Expat-CFO serves U.S. and European multinational companies and private equity firms including Callaway Golf, Daymon Worldwide, Louisville Bedding and Kemin Industries, providing interim controller and CFO services, accounting and treasury outsourcing, and M&A transaction advisory including due diligence, deal structuring and valuation. From 1996-2001, Mr. Boyle worked for Dura-Line Shanghai Plastics Co., Ltd., as Business Development and China Start-Up Manager, Deputy General Manager, CFO, and Acting Managing Director. Mr. Boyle is fluent in Mandarin, earning a Bachelor of Science degree from the State University of New York Maritime College in Economics and Marine Transportation, and an MBA from the Thunderbird School of Global Management in International Management and Finance. He is a member of the Institute of Management Accountants and the American Chamber of Commerce in Shanghai, and serves as President of the Shanghai Chapter of the Thunderbird Alumni Association.

There are no family relationships, and there are no arrangements or understandings between Mr. Boyle and any of the executive officers of the Registrant, pursuant to which he was selected to serve as a director.

Item 7.01	Regulation FD Disclosure

On February 21, 2008, Energroup Holdings Corporation (the “Registrant”) conducted an oral presentation to a public audience to provide a general introduction to the company, its business and operations. A copy of the presentation materials displayed in connection with the oral presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On February 25, 2008, the Registrant issued a press release to announce its estimated 2007 revenues and earnings. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including the materials attached hereto as Exhibit 99.1 and 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Presentation materials of Energroup Holdings Corporation

99.2	Press release dated February 25, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2008	Energroup Holdings Corporation

	By:	/s/ Shi Huashan
Shi Huashan Chief Executive Officer

3